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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 14, 2006

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                          DATASTAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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          INDIANA                    000-25879                   352065469
(State or Other Jurisdiction       (Commission                 (IRS Employer
    of Incorporation)              File Number)             Identification No.)


               106-8333 WESTON ROAD, WOODBRIDGE, ONTARIO, L4L-8E2
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              (Address of principal executive offices and zip code)


                                  416-626-5346
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous independent accountant.


             On November 1, 2006, the Registrant dismissed Stark Winter Schenkein & Co., LLP as its independent accountant. The Registrant's decision to change independent accountants was approved by the Registrant's Board of Directors.

             During the audits of the Registrant's two most recent fiscal years ended December 31, 2005 and through the date of this Current Report, the Registrant has had no disagreements with Stark Winter Schenkein & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements of the Registrant for such period. During the Registrant's two most recent fiscal years and through the date of this Current Report, the Registrant has had no reportable events under Item 304(a)(1)(iv) of Regulation S-B.

             The audit reports of Stark Winter Schenkein and Co., LLP on the financial statements of the Registrant as of and for each of the past two fiscal years ended December 31, 2005 and 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the Company's ablility to continue as a going concern.

             The Registrant has requested Stark Winter Schenkein & Co., LLP to furnish it with a letter addressed to the Commission stating whether or not Stark Winter Schenkein & Co., LLP agrees with the above statements. Such letter is included as Exhibit No. 16.


         (b) New independent registered accountant.


             The Registrant has engaged Sherb & Co., LLP as its new independent registered accountant as of November 1, 2006. During the Registrant's two most recent fiscal years and through the date of their engagement by the Registrant, the Registrant did not consult with Sherb & Co., LLP regarding the issues of the type described in
             Item 304(a)(2) of Regulation S-B.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits.

         16  Letter from Stark Winter Schenkein & Co. LLP

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 14, 2006

                                               DATASTAND TECHNOLOGIES, INC.


                                               By:    /s/ Nick Montesano
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                                               Name:  Nick Montesano
                                               Title: Chief Executive Officer

















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